BEA Income Fund, Inc.
153 East 53rd Street
New York, NY 10022

                 ---------------------------------------------

OFFICERS AND DIRECTORS

William W. Priest, Jr.                  Suzanne E. Moran
CHAIRMAN OF THE BOARD                   INVESTMENT OFFICER
Prof. Enrique R. Arzac                  Michael A. Pignataro
DIRECTOR                                SECRETARY
Lawrence J. Fox                         Wendy S. Setnicka
DIRECTOR                                ASSISTANT VICE PRESIDENT
James S. Pasman, Jr.                    AND ASSISTANT SECRETARY
DIRECTOR                                Paul P. Stamler
Richard J. Lindquist                    TREASURER
PRESIDENT AND CHIEF                     John M. Corcoran
INVESTMENT OFFICER                      ASSISTANT TREASURER

            --------------------------------------------------------
INVESTMENT ADVISER

BEA Associates
153 East 53rd Street
New York, New York 10022
            --------------------------------------------------------
ADMINISTRATOR
Chase Global Funds Services Company
73 Tremont Street
Boston, Massachusetts 02108
            --------------------------------------------------------
CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
            --------------------------------------------------------
SHAREHOLDER SERVICING AGENT
The Chase Manhattan Bank
4 New York Plaza
New York, New York 10004
Phone 1-800-428-8890
            --------------------------------------------------------
LEGAL COUNSEL
Willkie Farr & Gallagher
153 East 53rd Street
New York, New York 10022
            --------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

            --------------------------------------------------------

INCREASE YOUR FUND HOLDINGS THROUGH DIVIDEND REINVESTMENT AND DIRECT CASH PURCHASES

The Fund offers the opportunity for all shareholders to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Under the Plan, participating shareholders receive, in lieu of cash dividends, common stock of the Fund. In addition, participants in the Plan have the option of making voluntary cash payments of $100 to $3,000 (per investment period), plus any dividends received in cash, to the Plan Agent to purchase Fund shares in the open market. A brochure further describing the Plan and additional information concerning terms and conditions, and any applicable charges relating to the Plan, can be obtained from the Plan's agent at (800) 428-8890.

--------------------------------------------------------

                             BEA Income Fund, Inc.

---------------------------------------------

                                 ANNUAL REPORT
                               December 31, 1996

BEA INCOME FUND, INC.

----------
Dear Shareholders:                                             February 10, 1997

We are pleased to report on the activities of the BEA Income Fund, Inc. ("the Fund") for the year ended December 31, 1996.
    At December 31, 1996, the Fund's net asset value (NAV) was $8.12, compared to an NAV of $8.63 at December 31, 1995. As a result, the Fund's total return (based on NAV and assuming reinvestment of dividends of $0.90 per share) for the period was 10.59%. At December 31, 1996, $183.6 million was invested in high-yield debt securities; $88.6 million was invested in investment-grade debt securities; and the balance of the Fund's investments, $9.1 million, was invested in equity securities. The investment-grade component consisted of short and intermediate-term mortgages, asset-backed securities and corporate bonds of intermediate maturity. Of the debt securities, the largest concentration (44.95%) was in B-rated issues.
    In late October, the Fund completed an offering of rights to existing shareholders to purchase new shares. Due to oversubscription, the original quantity of rights was increased by 25%. A total of 10.2 million shares were issued at a price of $7.15 per share to generate net proceeds of $69.4 million.

THE MARKET

    High yield was the top performer among major U.S. fixed income categories in 1996. As measured by the Salomon Brothers High Yield Market Index, high yield returned 11.28% versus 2.76% for government bonds, 3.32% for investment-grade corporate bonds and 5.37% for mortgages. [All returns cited from the corresponding Salomon Brothers index.]
    Investment in high yield mutual funds by individuals reached an all-time high in 1996. According to AMG Data Services, net fund inflows totaled $15.9 billion, nearly 50% higher than the previous annual record of $10.7 billion set in 1995.
    As reflected by the level of new issuance, institutions also found high yield very attractive. Aggregate new issuance for 1996 was $73.2 billion, a 55% jump over last year's $47.2 billion. The average market-weighted new-issue offer yield was 10.40% at year-end, versus 10.93% for 1995 as a whole.

HIGH YIELD SECURITIES

    The high yield market is being driven by good fundamentals and strong technicals. On the technical side is demand, which was strong throughout 1996 and remains so. This is a result both of the search by investors for more yield than is available from investment-grade instruments and the increasing acceptance of high yield as a mainstream asset class. Fundamentally, the U.S. macro-economic environment, which is a benign mixture of moderate growth, little threat of inflation and relatively stable interest rates, continues to be positive for high yield issuers. Under such conditions, demand ought to stay strong and issuer defaults should be below historical averages.
    In managing the Fund, our general investment approach is to assign high portfolio allocations to industries that we believe have a good operating outlook and could benefit from consolidation trends. More specifically, we favor companies that we believe offer long-term operating performance improvement and deleveraging potential; those whose core operations should perform relatively well regardless of the state of the economy; and those that may be desirable candidates for future mergers and acquisitions activity.
    Over the last few months, we have revised our views on several of our industry concentrations.
    The Fund's largest position remains in telecommunications, primarily based on good growth prospects and the potential for further consolidation. In particular, merger and acquisition activity among providers of traditional telephony has been brisk over the last few months, with significant deals announced between British Telecom and MCI Communications as well as WorldCom and MFS Communications. The securities of many telecom companies tend to benefit in this type of environment.
    As our focus on telephony sharpens, we are reducing positions in other segments of the telecommunications sector, notably wireless communications and paging.
    Debt issues of the gaming industry also occupy a significant position in the portfolio. Although our investment thesis regarding gaming is very much intact (i.e., it is growing and consolidating and is relatively less affected by the macroeconomic environment), we are taking a more cautious view on the industry's presence in Atlantic City. For the time being, then, we consider it most appropriate to maintain existing positions without replacing bonds that have been redeemed.

MORTGAGE AND ASSET-BACKED SECURITIES

    We continue to find both mortgage and asset-backed securities (known as "MBS" and "ABS", respectively) attractive. Within the general investment-grade category, they possess good value relative to government and corporate bonds.
    MBS's fundamentals and supply/demand dynamics are quite positive. In recent months we have observed enormous buying by Fannie Mae and Freddie Mac (in 1996, they consumed roughly half of all new MBS issues). There has also been strong demand from investment managers who, because of their frequent trading activity, help to keep the market liquid.
    ABS retain a place in the portfolio because they offer a desirable combination of high quality, low prepayment risk and compelling value. Prices have tightened over the last few months in response to rising demand.

OUTLOOK

    In the near term, we expect conditions in the high yield market to remain fairly stable, since the macroeconomic climate continues to be favorable and is showing few substantive signs of overheating. Default risk ought to stay low and overall corporate performance should stay positive. The surge in demand that occurred in 1996 still appears to be in place, and should persist if there are no major shocks in the financial markets.
    We note here that institutional interest in high yield is rising as time progresses, prompted by the rapid growth of retirement plan assets. It is becoming more attractive as institutions seek new ways to diversify their portfolios' overall risk. In addition, many institutions have already added emerging markets debt (whose credit quality is similar to that of high yield) to their asset mixes and, therefore, are becoming more comfortable with the concept of below-investment-grade fixed income.
    We would like to take this opportunity to report on some important organizational developments. Daniel H. Sigg has resigned from the Fund as Chairman of the Board, President and Chief Executive Officer. We are grateful for his contributions. We are pleased to announce that Richard J. Lindquist, the Fund's Chief Investment Officer, has been elected to the office of President of the Fund. The Fund's new Chairman of the Board is William W. Priest, Jr., Chief Executive Officer of BEA Associates.
    We appreciate your interest in the Fund and would be pleased to respond to your questions or comments. Any questions regarding net asset value, performance, dividends, portfolio management or allocations should be directed to BEA Associates at (800) 293-1232. All other inquiries regarding account information or requests for a prospectus or other reports should be directed to the Fund's Shareholder Servicing Agent at (800) 428-8890.

Sincerely yours,

/s/ Richard J. Lindquist

Richard J. Lindquist*
PRESIDENT AND CHIEF INVESTMENT OFFICER

/s/ William W. Priest, Jr.
William W. Priest, Jr.*
CHAIRMAN OF THE BOARD

    *Richard J. Lindquist, who is a member of the Executive Committee and is a Managing Director of BEA Associates, is primarily responsible for management of the Fund's assets. He has served in such capacity since November 21, 1996. Prior to November 21, 1996, he served as Vice President to the Fund, a position he assumed on August 15, 1989. Mr. Lindquist joined BEA Associates on May 1, 1995 as a result of BEA's acquisition of CS First Boston Investment Management Corporation ("CSFBIM"). Prior to joining BEA Associates, Mr. Lindquist served various offices at CSFBIM beginning in July, 1989. Mr. Lindquist is also President and Chief Investment Officer of BEA Strategic Income Fund, Inc.

    William W. Priest, Jr., who is Chairman of the Executive Committee and holds the offices of Executive Director and Chief Executive Officer of BEA Associates, joined BEA Associates in 1972. Mr. Priest is Director and President of The Indonesia Fund, Inc. and Director and Chairman of the Board of BEA Strategic Income Fund, Inc., The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc. and The Portugal Fund, Inc., all of which are managed by BEA Associates.

PORTFOLIO OF INVESTMENTS
---------

DECEMBER 31, 1996

                                              Moody's         Face
                                              Ratings        Amount           Value
                                            (Unaudited)       (000)        (Note A-1)
---------------------------------------------------------------------
-----------------
CORPORATE OBLIGATIONS (76.6%)
----------------------------------------------------------------------------------
-----------------
AEROSPACE/DEFENSE (0.5%)
            GPA Holland B.V.
             Series C, Medium Term Notes:          N/R    $         750   $     751,875
             8.625%, 1/15/99
         (3)  9.12%, 2/24/99                       N/R              250         251,250
            Tracor, Inc.
             Series A, Gtd. Sr. Sub. Notes
             10.875%, 8/15/01                       B2              500         527,500
                                                                          -------------
            GROUP TOTAL                                                       1,530,625
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
BROADCASTING (4.7%)
            Chancellor Broadcasting Co.
             Gtd. Sr. Sub. Notes
             12.50%, 10/1/04                        B3              750         851,250
         (8) Commodore Media, Inc.
             Gtd. Sr. Sub. Notes
             7.50%, 5/1/03                          B3              300         315,750
         (8) EchoStar Communications Corp.
             Gtd. Sr. Discount Notes
             0.00%, 6/1/04                          B2            1,500       1,241,250
            Granite Broadcasting Corp.
             Sr. Sub. Notes
             9.375%, 12/1/05                        B3              300         288,000
            NWCG Holding Corp.
             Series B, Sr. Discount Notes
             0.00%, 6/15/99                        Caa            1,000         825,000
            Park Broadcasting Inc.
             Series B, Sr. Notes
             11.75%, 5/15/04                        B2              675         793,125
            Pegasus Media &
             Communications, Inc.
             Series B, Notes
             12.50%, 7/1/05                         B3              250         270,625
            SFX Broadcasting, Inc.
             Series B, Sr. Sub. Notes
             10.75%, 5/15/06                        B3            1,000       1,057,500
            Sinclair Broadcast Group
             Sr. Sub. Notes
             10.00%, 9/30/05                        B2            1,000       1,015,000
         (8) Spanish Broadcasting Systems
             Sr. Notes
             7.50%, 6/15/02                         B3            1,500       1,582,500
         (8) UIH Australia / Pacific, Inc.
             Series B, Sr. Discount Notes
             0.00%, 5/15/06                         B3            1,500         795,000
            United International Holdings:
             Sr. Discount Notes
             0.00%, 11/15/99                        B3            3,000       2,130,000
             Sr. Secured Discount Notes,
             Series B
             0.00%, 11/15/99                        B3            1,000         727,500
            Univision Network Holding
             L.P .
             Sub. Notes
             0.00%, 12/17/02                       N/R            1,500       1,020,000
            Young Broadcasting, Inc.
             Series B, Gtd. Sr. Sub. Notes
             9.00%, 1/15/06                         B2              300         292,500
                                                                          -------------
            GROUP TOTAL                                                      13,205,000
                                                                          -------------

                                              Moody's         Face
                                              Ratings        Amount           Value
                                            (Unaudited)       (000)        (Note A-1)
----------------------------------------------------------------------------------
-----------------
BUSINESS SERVICES (0.4%)
         (3) Intertek Finance plc
             Yankee Sr. Sub. Notes
             10.25%, 11/1/06                        B2    $         600   $     621,000
      (3)(8) Real Time Data, Inc. Units
             0.00%, 8/15/06                        N/R            1,114         601,560
                                                                          -------------
            GROUP TOTAL                                                       1,222,560
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
CABLE (5.6%)
         (8) American Telecasting, Inc.
             Sr. Discount Notes
             0.00%, 6/15/04                        Caa              613         251,330
      (3)(8) Australis Holdings
             Pty Ltd.
             Yankee Units
             0.00%, 11/1/02                         B2            2,250       1,327,500
            Cablevision System Corp.:
             Sr. Sub. Debentures
             9.875%, 2/15/13                        B2              500         495,000
             Sr. Sub. Notes
             9.875%, 5/15/06                        B2              400         408,500
            Century Communications Corp.
             Sr. Notes
             9.75%, 2/15/02                        Ba3              500         515,000
            Charter Communications
             Southeast L.P.
             Series B, Sr. Notes
             11.25%, 3/15/06                        B3              450         470,250
            Comcast Corp.
             Sr. Sub. Notes:
             9.375%, 5/15/05                        B1              180         186,750
             9.125%, 10/15/06                       B1              750         768,750
      (3)(8) DIVA Systems Corp.
             Units
             0.00%, 5/15/06                        N/R            1,925       1,032,281
         (4) Falcon Holding Group L.P.
             Sr. Sub. Notes
             11.00%, 9/15/03                       N/R            1,811       1,620,725
         (8) Helicon Group L.P.
             Series B, Sr. Secured Notes
             11.00%, 11/1/03                        B1            2,000       2,050,000
            International CableTel, Inc.:
         (8)  Series A, Sr. Deferred
             Coupon Notes
             0.00%, 4/15/05                         B3            1,000         747,500
         (8)  Series B, Sr. Deferred
             Coupon Notes
             0.00%, 2/1/06                          B3              900         612,000
            Lenfest Communications, Inc.
             Sr. Sub. Notes
             10.50%, 6/15/06                        B2            1,000       1,052,500
         (3) Olympus Communication
             L.P./Olympus Capital Corp.
             Sr. Notes
             10.625%, 11/15/06                      B1            2,000       2,045,000
         (8) People's Choice TV Corp.
             Units
             0.00%, 6/1/04                         Caa              500         212,500

    The accompanying notes are an integral part of the financial statements.

                                              Moody's         Face
                                              Ratings        Amount           Value
                                            (Unaudited)       (000)        (Note A-1)
----------------------------------------------------------------------------------
-----------------
         (2) Scott Cable Communications,
             Inc.
             Sub. Debentures
             12.25%, 4/15/01                        B3    $         500   $     350,000
         (8) Telewest Communications plc
             Yankee Sr. Discount
             Debentures
             0.00%, 10/1/07                         B1            2,050       1,429,875
                                                                          -------------
            GROUP TOTAL                                                      15,575,461
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
CHEMICALS (2.5%)
         (8) Harris Chemical N.A.
             Sr. Secured Debentures
             10.25%, 7/15/01                        B2            1,700       1,765,875
         (3) ISP Holdings Inc.
             Sr. Notes
             9.75%, 2/15/02                        Ba3              433         443,825
            NL Industries Inc.:
         (8)  Sr. Secured Discount
             Debentures
             0.00%, 10/15/05                        B2            1,000         860,000
             Sr. Secured Debentures
             11.75%, 10/15/03                       B1              500         530,000
            Rexene Corp.
             Sr. Notes
             11.75%, 12/1/04                        B1            1,000       1,122,500
         (8) Sterling Chemical Holdings,
             Inc.
             Sr. Discount Notes
             0.00%, 8/15/08                        Caa            1,300         754,000
            UCC Investor's Holdings, Inc.
             Sr. Sub. Notes
             11.00%, 5/1/03                         B3            1,500       1,590,000
                                                                          -------------
            GROUP TOTAL                                                       7,066,200
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
CONSTRUCTION & BUILDING MATERIALS (1.0%)
         (3) Atrium Companies Inc.
             Sr. Sub. Notes
             10.50%, 11/15/06                       B3            1,500       1,518,750
         (8) Building Materials Corp.
             Series B, Sr. Deferred Notes
             0.00%, 7/1/04                         Ba3              900         778,500
         (8) Waxman Industries Inc.
             Series B, Sr. Secured
             Deferred Notes
             0.00%, 6/1/04                         Caa              600         439,500
                                                                          -------------
            GROUP TOTAL                                                       2,736,750
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
CONSUMER PRODUCTS & SERVICES (2.1%)
      (3)(8) Coinstar Inc.
             Units
             0.00%, 10/1/06                        N/R            1,700       1,200,625
            Jordan Industries, Inc.
             Sr. Notes
             10.375%, 8/1/03                        B3            1,200       1,182,000
         (2) Marvel III Holdings, Inc.
             Series B, Sr. Secured
             Debentures
             9.125%, 2/15/98                         C            1,100         203,500
                                              Moody's         Face
                                              Ratings        Amount           Value
                                            (Unaudited)       (000)        (Note A-1)
----------------------------------------------------------------------------------
-----------------
            Renaissance Cosmetics, Inc.
             Series B, Sr. Notes
             13.75%, 8/15/01                       N/R    $       1,500   $   1,747,500
            Revlon Consumer Products, Inc.
             Series B, Sr. Sub. Notes
             10.50%, 2/15/03                        B3              800         840,000
         (4) Town & Country Corp.
             Sr. Sub. Notes
             13.00%, 5/31/98                       Caa              878         588,379
                                                                          -------------
            GROUP TOTAL                                                       5,762,004
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
ELECTRONICS (1.3%)
            Advanced Micro Devices, Inc.
             Sr. Secured Notes
             11.00%, 8/1/03                        Ba1              850         920,125
         (3) Celestica International Inc.
             Gtd. Sr. Sub. Yankee Notes
             10.50%, 12/31/06                       B2            1,100       1,156,375
            Unisys Corp.:
             Series B, Sr. Notes
             12.00%, 4/15/03                        B1            1,000       1,065,000
             Sr. Notes
             11.75%, 10/15/04                       B1              425         453,687
                                                                          -------------
            GROUP TOTAL                                                       3,595,187
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
ENERGY (2.6%)
         (3) Abraxas Petroleum Corp.
             Sr. Notes
             11.50%, 11/1/04                        B2            1,550       1,654,625
            Gulf Canada Resources Ltd.
             Yankee Sr. Sub. Debentures
             9.25%, 1/15/04                        Ba3              750         791,250
            H.S. Resources, Inc.
             Sr. Sub. Notes
             9.875%, 12/1/03                        B2              500         522,500
            Maxus Energy Corp.:
             Notes
             9.375%, 11/1/03                        B1              350         355,250
             Series B Notes
             9.375%, 11/1/03                        B1              450         454,500
         (8) Mesa Operating Co.
             Gtd. Sr. Sub. Discount Notes
             0.00%, 7/1/06                          B2              900         623,250
         (3) National Energy Group, Inc.
             Sr. Notes
             10.75%, 11/1/06                        B1            1,000       1,042,500
            Noble Drilling Corp.
             Sr. Notes
             9.125%, 7/1/06                        Ba2              500         537,500
         (3) Parker Drilling Co.
             Gtd. Sr. Notes
             9.75%, 11/15/06                        B1              300         316,500
            Plains Resources Inc.
             Series B, Gtd. Sr. Sub. Notes
             10.25%, 3/15/06                        B2              500         534,374
            TransTexas Gas Corp.
             Sr. Secured Debentures
             11.50%, 6/15/02                        B2              400         432,000
                                                                          -------------
            GROUP TOTAL                                                       7,264,249
                                                                          -------------

    The accompanying notes are an integral part of the financial statements.

                                              Moody's         Face
                                              Ratings        Amount           Value
                                            (Unaudited)       (000)        (Note A-1)
----------------------------------------------------------------------------------
-----------------
ENTERTAINMENT (2.3%)
         (3) American Skiing Company
             Sr. Sub. Notes
             12.00%, 7/15/06                        B3    $         425   $     449,437
            Genmar Holdings, Inc.
             Series A, Sr. Sub. Notes
             13.50%, 7/15/01                       Caa              500         487,500
            Gillett Holdings, Inc.
             Series A, Sr. Sub. Notes
             12.25%, 6/30/02                       N/R              535         562,846
         (8) Imax Corp.,
             Yankee Sr. Notes
             0.00%, 3/1/01                          B1            1,000         991,250
         (3) Stuart Entertainment, Inc.
             Sr. Sub. Notes
             12.50%, 11/15/04                       B3            3,000       2,992,500
            Time Warner Inc.
             Debentures
             6.85%, 1/15/26                        Ba1            1,095       1,067,658
                                                                          -------------
            GROUP TOTAL                                                       6,551,191
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
FINANCIAL SERVICES (9.5%)
            AT&T Capital Corp.
             Series 3, Medium Term Notes
             8.03%, 10/27/97                      Baa3            1,100       1,099,450
            American Banknote Corp.
             Series B, Sr. Notes
             11.625%, 8/1/02                        B2              750         723,750
            BellSouth Capital Funding
             Corp. Debentures
             6.04%, 11/15/26                       Aa1            1,700       1,690,446
            Chase Manhattan Corp.
             Sub. Notes
             6.25%, 1/15/06                         A2              800         757,672
            Citicorp:
             Sr. Notes
             5.625%, 2/15/01                        A1            1,500       1,447,500
             Sub. Notes
             7.625%, 5/1/05                         A2              485         501,577
            Conseco, Inc.
             Sr. Notes
             10.50%, 12/15/04                      Ba1              550         649,149
            Consorcio G Grupo Dina
             S.A./MCII Holdings
             (U.S.A.), Inc.
             Sr. Secured Notes
             0.00%, 11/15/02                       N/R            1,950       1,611,188
         (3) Dollar Financial Group, Inc.
             Sr. Notes
             10.875%, 11/15/06                      B2            1,000       1,030,000
         (6) GMAC Medium Term Notes
             6.90%, 6/6/00                          A3            2,000       2,025,160
            General Electric Capital Corp.
             Notes
             6.29%, 12/15/07                       Aaa            2,150       2,119,922
         (3) Goldman Sachs Group L.P.
             Medium Term Notes
             6.20%, 2/15/01                         A1            3,000       2,936,250
            L'Auxiliare Du Credit
             Foncier de France
             Sr. Unsub. Notes
             8.00%, 1/14/02                         A3              750         793,594
                                              Moody's         Face
                                              Ratings        Amount           Value
                                            (Unaudited)       (000)        (Note A-1)
----------------------------------------------------------------------------------
-----------------
         (9) National Westminster Bank plc
             Series B, Perpetual Sub.
             5.875%, 8/29/49                       Aa3    $         360   $     319,500
            Norwest Financial Inc.
             Sr. Notes
             7.50%, 4/15/05                        Aa3            1,100       1,135,871
         (9) Skandinaviska Enskilda
             Banken AB,
             Perpetual Sub.
             6.625%, 3/29/49                      Baa1            1,300       1,267,500
            State Street Boston Corp.
             Debentures
             7.35%, 6/15/26                         A1              500         519,885
            Trans Financial Bank N.A.:
             Notes
             6.48%, 10/23/98                      Baa3            1,250       1,248,675
             Sr. Notes
             6.32%, 10/17/97                      Baa3            1,750       1,757,244
            Travelers Group, Inc.
             Sr. Notes
             6.625%, 9/15/05                        A1              500         487,175
            Western National Corp. Sr.
             Notes
             7.125%, 2/15/04                      Baa1            1,500       1,516,500
         (2) Westfed Holdings
             Sr. Debentures
             15.50%, 9/15/99                       N/R            1,750         962,500
                                                                          -------------
            GROUP TOTAL                                                      26,600,508
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
FOOD & BEVERAGES (1.7%)
            Fresh Del Monte Produce N.V.
             Series B, Yankee Sr. Notes
             10.00%, 5/1/03                        Caa              900         859,500
         (3) Gorges/Quick-To-Fix Foods,
             Inc.
             Sr. Sub. Notes
             11.50%, 12/1/06                        B3            1,000       1,030,000
         (3) International Home Foods, Inc.
             Sr. Sub. Notes
             10.375%, 11/1/06                       B2            1,000       1,037,500
            Specialty Foods Acquisition
             Corp.
             Series B, Sr. Sub. Notes
             11.25%, 8/15/03                       Caa            2,500       1,875,000
                                                                          -------------
            GROUP TOTAL                                                       4,802,000
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
HEALTH CARE (3.5%)
         (4) General Medical Corp.
             Series A, Sub. Debentures
             12.125%, 8/15/05                      Caa            1,915       1,941,331
            ICON Health & Fitness, Inc.
             Series B, Sr. Sub. Notes
             13.00%, 7/15/02                        B3              500         561,250
         (3) Integrated Health Services,
             Inc.
             Sr. Sub Notes
             10.25%, 4/30/06                        B1              400         420,000
            McKesson Corp.
             Conv. Sub. Debentures
             4.50%, 3/1/04                          A3              550         484,688
            Meditrust
             Conv. Debentures
             7.50%, 3/1/01                        Baa3            3,000       3,127,500

    The accompanying notes are an integral part of the financial statements.

                                              Moody's         Face
                                              Ratings        Amount           Value
                                            (Unaudited)       (000)        (Note A-1)
----------------------------------------------------------------------------------
-----------------
            Paracelsus Healthcare
             Sr. Sub. Notes
             10.00%, 8/15/06                        B1    $       1,900   $   1,786,000
            Regency Health Services, Inc.
             Gtd Sr. Sub. Notes
             9.875%, 10/15/02                       B2              600         609,000
         (3) Unison HealthCare Corp.
             Gtd. Sr. Notes
             12.25%, 11/1/06                        B3            1,000       1,025,000
                                                                          -------------
            GROUP TOTAL                                                       9,954,769
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
INDUSTRIAL GOODS & MATERIALS (5.2%)
         (3) AMTROL Acquisition Inc.
             Sr. Sub. Notes
             10.625%, 12/31/06                      B3              400         406,000
            Alpine Group, Inc.
             Series B, Gtd. Sr. Secured
             Notes
             12.25%, 7/15/03                        B3            1,449       1,564,920
            Atlantis Group, Inc.
             Sr. Notes
             11.00%, 2/15/03                        B2              585         593,775
         (3) CLARK Material Handling Co.
             Sr. Notes
             10.75%, 11/15/06                       B1              550         572,000
            Haynes International, Inc. Sr.
             Notes
             11.625%, 9/1/04                        B3              500         527,500
            Interlake Corp.
             Sr. Sub. Debentures
             12.125%, 3/1/02                        B3            1,000       1,035,000
         (3) International Knife & Saw,
             Inc.
             Sr. Sub. Notes
             11.375%, 11/15/06                      B3              750         778,125
            MVE Inc.
             Sr. Secured Debentures
             12.50%, 2/15/02                        B3              650         689,000
            Mafco, Inc.
             Sr. Sub. Notes
             11.875%, 11/15/02                      B3              550         583,000
         (3) Motors and Gears Inc.
             Series A, Sr. Notes
             10.75%, 11/15/06                       B3            1,500       1,546,875
            Plastic Specialties &
             Technologies, Inc.
             Sr. Secured Debentures
             11.25%, 12/1/03                        B3              500         520,000
            Repap New Brunswick, Inc.
             Sr. Secured Debentures
             10.625%, 4/15/05                       B3              300         318,750
         (3) SRI Receivables Purchase Co.,
             Inc.
             Trust Certificate-Backed
             Notes
             12.50%, 12/15/00                      N/R            1,500       1,530,000
            Specialty Equipment Companies,
             Inc.
             Sr. Sub. Notes
             11.375%, 12/1/03                       B3            1,500       1,638,750
            Tenneco Inc.
             Notes
             8.075%, 10/1/02                      Baa1              630         659,925
                                              Moody's         Face
                                              Ratings        Amount           Value
                                            (Unaudited)       (000)        (Note A-1)
----------------------------------------------------------------------------------
-----------------
            Terex Corp.
             Series B, Sr. Secured Notes
             13.25%, 5/15/02                       Caa    $       1,500   $   1,616,250
                                                                          -------------
            GROUP TOTAL                                                      14,579,870
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
METALS & MINING (3.2%)
            AK Steel Corp.
             Gtd. Sr. Notes
             10.75%, 4/1/04                        Ba2            1,450       1,584,125
            Algoma Steel, Inc.
             Yankee First Mortgage Notes
             12.375%, 7/15/05                       B1              500         540,000
            Armco, Inc.
             Sr. Notes
             11.375%, 10/15/99                      B2              815         843,525
            Bayou Steel Corp.
             First Mortgage Notes
             10.25%, 3/1/01                         B2              500         477,500
            Gulf States Steel, Inc.
             First Mortgage Notes
             13.50%, 4/15/03                        B1              600         567,000
         (3) Kaiser Aluminum & Chemical
             Corp.
             Sr. Notes
             10.875%, 10/15/06                      B1            1,500       1,584,375
            Sheffield Steel Corp.
             First Mortgage Notes
             12.00%, 11/1/01                       Caa            1,250       1,187,500
         (8) Silgan Holdings, Inc. Sr.
             Discount Debentures
             13.25%, 12/15/02                       B3              277         278,731
         (3) WCI Steel Inc.
             Sr. Notes
             10.00%, 12/1/04                        B2            1,250       1,265,625
            Weirton Steel Corp.
             Sr. Notes
             11.375%, 7/1/04                        B2              700         710,500
                                                                          -------------
            GROUP TOTAL                                                       9,038,881
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
PACKAGING/CONTAINERS (3.3%)
            BPC Holding Corp.
             Series B, Sr. Secured Notes
             12.50%, 6/15/06                       Caa            1,000       1,062,500
            Container Corp. of America
             Gtd. Sr. Notes
             9.75%, 4/1/03                          B1              500         525,000
      (3)(8) Crown Packaging Enterprises
             Ltd.
             Units
             0.00%, 8/1/06                          Ca            1,950         516,750
         (8) Crown Packaging Holdings Ltd.
             Series B, Sr. Sub.
             Discount Notes
             0.00%, 11/1/03                         Ca            2,550         714,000
            Four M Corp.
             Series B, Sr. Secured Notes
             12.00%, 6/1/06                         B2              500         520,000
            Gaylord Container Corp.
             Sr. Sub. Discount Debentures
             12.75%, 5/15/05                       Caa            2,250       2,486,250

    The accompanying notes are an integral part of the financial statements.

                                              Moody's         Face
                                              Ratings        Amount           Value
                                            (Unaudited)       (000)        (Note A-1)
----------------------------------------------------------------------------------
-----------------
         (8) Ivex Holdings Corp.
             Series B, Sr. Discount
             Debentures
             0.00%, 3/15/05                        Caa    $       1,500   $   1,166,250
         (3) Radnor Holdings Corp.
             Sr. Notes
             10.00%, 12/1/03                        B2              700         714,000
         (3) Spinnaker Industries Inc.
             Sr. Secured Notes
             10.75%, 10/15/06                       B3              500         517,500
         (3) Stone Container Finance Co.
             Yankee Gtd. Sr. Notes
             11.50%, 8/15/06                        B1            1,000       1,012,500
                                                                          -------------
            GROUP TOTAL                                                       9,234,750
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
PAPER & FOREST PRODUCTS (1.7%)
            Crown Paper Co.
             Sr. Sub. Notes
             11.00%, 9/1/05                         B3              700         658,000
            Fort Howard Corp.
             Sub. Notes
             10.00%, 3/15/03                        B2            1,250       1,301,563
            Mail-Well Corp.
             Sr. Sub. Notes
             10.50%, 2/15/04                        B2            1,500       1,485,000
            Malette, Inc.
             Yankee Sr. Secured Debentures
             12.25%, 7/15/04                       Ba3              850         913,750
            Repap Wisconsin, Inc.
             Sr. Secured Debentures
             9.875%, 5/1/06                        Caa              400         407,000
                                                                          -------------
            GROUP TOTAL                                                       4,765,313
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
PUBLISHING & INFORMATION SERVICES (1.5%)
            General Media, Inc.
             Sr. Notes
             10.625%, 12/31/00                     Caa              625         476,562
      (3)(8) InterAct Systems Inc.
             Units
             0.00%, 8/1/03                         N/R              750         510,000
            Lamar Advertising Co.
             Gtd. Sr. Sub. Notes
             9.625%, 12/1/06                        B1            1,000       1,030,000
            Park Newspapers Inc.
             Sr. Notes
             11.875%, 5/15/04                       B2              500         587,500
         (3) Petersen Publishing Co.,
             L.L.C./Peterson Capital Corp.
             Gtd. Sr. Sub. Notes
             11.125%, 11/15/06                      B3              450         471,376
         (3) Universal Outdoor, Inc.
             Sr. Sub. Notes
             9.75%, 10/15/06                        B1            1,200       1,239,000
                                                                          -------------
            GROUP TOTAL                                                       4,314,438
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
RESTAURANTS, HOTELS & GAMING (5.8%)
            Argosy Gaming Company
             Gtd. First Mortgage Notes
             13.25%, 6/1/04                         B2              300         282,750
            Boomtown, Inc.
             First Mortgage Notes
             11.50%, 11/1/03                        B1              500         527,500
                                              Moody's         Face
                                              Ratings        Amount           Value
                                            (Unaudited)       (000)        (Note A-1)
----------------------------------------------------------------------------------
-----------------
         (2) Capital Gaming International,
             Inc.
             Promissory Notes
             0.00%, 8/1/95                         N/R    $           1   $          62
            Casino America, Inc.
             Gtd. Sr. Notes
             12.50%, 8/1/03                         B1            1,400       1,330,000
         (3) Casino Magic of Louisiana,
             Corp.
             First Mortgage Notes
             13.00%, 8/15/03                        B3            1,400       1,365,000
         (4) Colorado Gaming &
             Entertainment, Co.
             Gtd. Sr. Notes
             12.00%, 6/1/03                        N/R              265         247,113
         (2) Elsinore Corp.
             First Mortgage Notes
             12.50%, 10/1/00                       N/R            1,500         780,000
            G.B. Property Funding Corp.
             First Mortgage Notes
             10.875%, 1/15/04                       B3              900         756,000
            HMC Acquisition Properties,
             Series B, Gtd. Sr. Notes
             9.00%, 12/15/07                       Ba3              450         455,625
            Horseshoe Gaming L.L.C.
             Series B, Sr. Notes
             12.75%, 9/30/00                        B1              750         805,312
            Mohegan Tribal Gaming
             Authority
             Series B, Sr. Secured Notes
             13.50%, 11/15/02                      N/R              900       1,170,000
            Prime Hospitality Corp.
             Secured First Mortgage Notes
             9.25%, 1/15/06                        Ba3              650         661,376
            Red Roof Inns, Inc.
             Sr. Exchange Notes
             9.625%, 12/15/03                       B2              900         900,000
            Resorts International
             Hotel Casino, Inc.
             Mortgage Notes
             11.00%, 9/15/03                       N/R            1,000       1,075,000
            Santa Fe Hotel, Inc.
             First Mortgage Notes
             11.00%, 12/15/00                      Caa              354         263,730
            Trump Atlantic City
             Secured First Mortgage Notes
             11.25%, 5/1/06                         B1            1,400       1,386,000
            Trump's Castle Funding, Inc.
             Mortgage Bonds
             11.75%, 11/15/03                      Caa            2,750       2,420,000
         (3) Waterford Gaming L.L.C./
             Waterford Gaming Finance
             Corp.
             Sr. Notes
             12.75%, 11/15/03                      N/R            1,600       1,672,000
            Wyndham Hotel Corp.
             Gtd. Sr. Sub Notes
             10.50%, 5/15/06                        B2              300         319,500
                                                                          -------------
            GROUP TOTAL                                                      16,416,968
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
RETAIL (4.1%)
            Big V Supermarkets, Inc.
             Sr. Sub. Notes
             11.00%, 2/15/04                        B3            1,675       1,549,375

    The accompanying notes are an integral part of the financial statements.

                                              Moody's         Face
                                              Ratings        Amount           Value
                                            (Unaudited)       (000)        (Note A-1)
----------------------------------------------------------------------------------
-----------------
            Brylane L.P.
             Gtd. Sr. Sub. Notes
             10.00%, 9/1/03                         B2    $         500   $     515,000
         (2) County Seat Stores, Inc.
             Sr. Sub. Notes
             12.00%, 10/1/02                        Ca            1,520         456,000
            Dairy Mart Conveniences
             Stores, Inc.
             Sr. Sub. Notes
             10.25%, 3/15/04                        B3            1,750       1,697,500
            Duane Reade Corp.
             Sr. Notes
             12.00%, 9/15/02                        B3              750         761,250
            Farm Fresh, Inc.
             Sr. Notes
             12.25%, 10/1/00                        B3            1,360       1,101,600
            Great American Cookie Co.
             Series B, Sr. Secured
             Debentures
             10.875%, 1/15/01                       B3            1,250       1,100,000
            Hills Stores Co.
             Gtd. Sr. Notes
             12.50%, 7/1/03                         B1              500         443,750
            Jitney-Jungle Stores of
             America, Inc.
             Gtd. Sr. Notes
             12.00%, 3/1/06                         B2              250         264,375
            K Mart Corp.
             Debentures
             7.75%, 10/1/12                        Ba3            1,000         837,500
            Pathmark Stores, Inc.:
         (8)  Jr. Sub. Notes
             0.00%, 11/1/03                        Caa            1,400         899,500
             Sr. Sub. Notes
             9.625%, 5/1/03                         B3              700         670,250
            Petro PSC Properties L.P.
             Sr. Notes
             12.50%, 6/1/02                         B3              500         510,000
            Waban, Inc.
             Sr. Sub. Notes
             11.00%, 5/15/04                       Ba3              500         555,000
                                                                          -------------
            GROUP TOTAL                                                      11,361,100
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
TELECOMMUNICATIONS (10.4%)
         (8) American Communications
             Services, Inc.
             Sr. Discount Notes
             0.00%, 11/1/05                        N/R            2,100       1,260,000
         (8) Arch Communications Group,
             Inc.
             Sr. Discount Notes
             0.00%, 3/15/08                         B3              750         427,500
            Brooks Fiber Properties, Inc.
             Sr. Discount Notes:
      (3)(8)  0.00%, 11/1/06                       N/R            2,000       1,340,000
         (8)  0.00%, 3/1/06                        N/R            1,000         640,000
         (8) COLT Telecom Group plc
             Yankee Units
             0.00%, 12/15/06                       N/R              800         480,000
            Cellular Communications
             International, Inc.
             Units
             0.00%, 8/15/00                         B3            2,000       1,420,000
                                              Moody's         Face
                                              Ratings        Amount           Value
                                            (Unaudited)       (000)        (Note A-1)
----------------------------------------------------------------------------------
-----------------
         (8) Dial Call Communications
             Sr. Discount Notes
             0.00%, 4/15/04                         B3    $         750   $     540,000
         (8) Diamond Cable Communications
             plc
             Yankee Discount Notes
             0.00%, 12/15/05                        B3            1,850       1,332,000
      (3)(8) GST Telecommunications, Inc.
             Conv. Sr. Sub. Discount Notes
             0.00%, 12/15/05                       N/R              200         156,000
         (8) GST USA, Inc.
             Gtd. Sr. Discount Notes
             0.00%, 12/15/05                       N/R            1,700       1,020,000
            Geotek Communications, Inc.
             Sr. Sub Conv. Notes
             12.00%, 2/15/01                       Caa            1,000       1,000,000
         (8) Hyperion
             Telecommunications, Inc.
             Series B, Sr. Discount Notes
             0.00%, 4/15/03                        N/R            1,750         984,375
         (8) ICG Holdings, Inc.
             Sr. Discount Notes
             0.00%, 9/15/05                        N/R              650         458,250
         (8) In-Flight Phone Corp.
             Series B, Sr. Discount Notes
             0.00%, 5/15/02                        Caa              750         123,750
         (8) IntelCom Group (U.S.A.) Inc.
             Gtd. Sr. Exchangeable
             Discount Notes
             0.00%, 5/1/06                         N/R              600         388,500
         (3) InterMedia Capital Partners IV
             L.P./InterMedia Partners IV
             Capital Corp.
             Sr. Notes
             11.25%, 8/1/06                         B2              650         668,688
         (8) MFS Communications Co., Inc.
             Discount Notes
             0.00%, 1/15/04                         B1              850         737,375
            Metrocall, Inc.
             Sr. Sub. Notes
             10.375%, 10/1/07                       B3            1,000         860,000
            Mobile Telecommunications
             Technologies Corp.
             Sr. Sub. Notes
             13.50%, 12/15/02                       B3              535         535,000
         (8) Nextel Communications, Inc.
             Sr. Notes
             0.00%, 8/15/04                         B3            1,800       1,228,500
         (3) Omnipoint Corp.
             Series A, Sr. Notes
             11.625%, 8/15/06                       B3            1,000       1,042,500
         (3) Orbcomm Global L.P./ Orbcomm
             Global Capital Corp.
             Gtd. Sr. Notes
             14.00%, 8/15/04                        B3              650         661,375
         (8) Pagemart Nationwide, Inc.
             Sr. Discount Notes
             0.00%, 2/1/05                         N/R            1,750       1,216,250
            Paging Network, Inc.
             Sr. Sub. Notes
             10.125%, 8/1/07                        B2              340         346,800

    The accompanying notes are an integral part of the financial statements.

                                              Moody's         Face
                                              Ratings        Amount           Value
                                            (Unaudited)       (000)        (Note A-1)
----------------------------------------------------------------------------------
-----------------
            Petersburg Long Distance Inc.:
         (3)  Conv. Sub. Notes
             9.00%, 6/1/06                         N/R    $         230   $     242,363
      (3)(8)  Units
             0.00%, 6/1/04                         N/R            1,610       1,320,200
            PriCellular Wireless Corp.:
         (8)  Discount Notes
             0.00%, 10/1/03                         B3              750         641,250
         (3)  Sr. Notes
             10.75%, 11/1/04                        B1              300         314,250
            Rogers Cablesystems Ltd.
             Series B, Yankee Sr. Secured
             2nd Priority Notes
             10.00%, 3/15/05                       Ba3              300         319,500
            Rogers Cantel Inc.
             Sr. Secured Debentures
             9.375%, 6/1/08                        Ba3              350         366,625
            Sprint Spectrum L.P./Sprint
             Spectrum Finance Corp.
             Sr. Notes
             11.00%, 8/15/06                        B2            1,400       1,519,000
         (9) TCI Communications, Inc.
             Remarket Floating Rate Reset
             Notes
             6.185%, 9/15/03                       Ba1            1,140       1,132,875
            Teleport Communications Group,
             Inc.:
             Sr. Notes
             9.875%, 7/1/06                         B1              750         800,625
         (8)  Sr. Discount Notes
             0.00%, 7/1/07                          B1            1,150         787,750
         (8) Videotron Holdings plc
             Yankee Discount Notes
             0.00%, 8/15/05                         B3            2,000       1,610,000
            Western Wireless Corp.
             Sr. Sub. Notes
             10.50%, 2/1/07                         B3              500         518,750
            WinStar Communications, Inc.:
         (8)  Conv. Sr. Discount Notes
             0.00%, 10/15/05                       N/R              250         180,624
         (8)  Sr. Discount Notes
             0.00%, 10/15/05                       N/R              500         305,000
         (8) Wireless One, Inc.
             Units
             0.00%, 8/1/06                          B3              750         341,250
                                                                          -------------
            GROUP TOTAL                                                      29,266,925
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
TEXTILES/APPAREL (1.7%)
            Collins & Aikman Products
             Sr. Sub Notes
             11.50%, 4/15/06                        B3              650         708,500
            Parisian, Inc.
             Sr. Sub. Notes
             9.875%, 7/15/03                        B1            1,500       1,515,000
         (3) Pillowtex Corp.
             Sr. Sub. Notes
             10.00%, 11/15/06                       B2              500         515,000
            Synthetic Industries, Inc.
             Sr. Sub. Notes
             12.75%, 12/1/02                        B3            1,450       1,598,625
         (3) William Carter Co.
             Sr. Sub. Notes
             10.375%, 12/1/06                       B3              500         512,500
                                                                          -------------
            GROUP TOTAL                                                       4,849,625
                                                                          -------------
                                              Moody's         Face
                                              Ratings        Amount           Value
                                            (Unaudited)       (000)        (Note A-1)
----------------------------------------------------------------------------------
-----------------
TRANSPORTATION (1.0%)
            CHC Helicopter Corp.
             Yankee Sr. Sub. Notes
             11.50%, 7/15/02                        B3    $         750   $     769,688
            USAir, Inc.
             Gtd. Sr. Notes
             10.00%, 7/1/03                         B3            1,900       1,923,750
                                                                          -------------
            GROUP TOTAL                                                       2,693,438
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
UTILITIES (0.5%)
         (3) Israel Electric Corp. Ltd.
             Sr. Notes
             7.25%, 12/15/08                        A3            1,390       1,377,838
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
WASTE MANAGEMENT (0.5%)
        (10) WMX Technologies Inc.
             Sr. Notes
             7.10%, 8/1/26                          A1            1,250       1,293,075
                                                                          -------------
---------------------------------------------------------------------
-----------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $215,360,896)                                                       215,058,725
                                                                          -------------
---------------------------------------------------------------------
-----------------
GOVERNMENT & AGENCY SECURITIES (8.2%)
----------------------------------------------------------------------------------
-----------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (1.5%)
            Pool# G00613
             7.00%, 12/1/25                        Aaa            4,250       4,167,635
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (3.9%)
            30-year TBA
             7.50%, 12/31/27                       Aaa            3,250       3,247,953
            REMIC-PAC Series 1989-23,
             Class D
             10.20%, 9/25/18                       Aaa            3,110       3,254,036
            STRIPS, Series H, Class 2
             11.50%, 5/1/09                        Aaa            1,076       1,160,439
            Various Pools:
             7.00%, 11/1/25-12/31/25               Aaa            3,384       3,309,752
                                                                          -------------
            GROUP TOTAL                                                      10,972,180
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
GOVERNMENT & AGENCY SECURITIES (0.5%)
            Tennessee Valley Authority
             Bonds
             5.98%, 4/1/36                         N/R            1,250       1,269,550
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (0.1%)
            Various Pools:
             10.50%, 9/15/15-8/15/16               Aaa              293         325,832
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
UNITED STATES DEPARTMENT OF VETERANS AFFAIRS (0.1%)
            Vendee Mortgage Trust REMIC
             Series 1994-2, Class 3F
             6.50%, 10/15/15                       N/R              400         379,748
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
UNITED STATES TREASURY NOTES (2.1%)
         (6) 7.75%, 11/30/99                       Aaa            2,100       2,194,164
            6.625%, 6/30/01                        Aaa              900         914,481
            7.875%, 11/15/04                       Aaa            2,500       2,728,125
                                                                          -------------
            GROUP TOTAL                                                       5,836,770
                                                                          -------------

    The accompanying notes are an integral part of the financial statements.

                                              Moody's         Face
                                              Ratings        Amount           Value
                                            (Unaudited)       (000)        (Note A-1)
----------------------------------------------------------------------------------
-----------------
TOTAL GOVERNMENT & AGENCY SECURITIES
  (Cost $23,094,176)                                                      $  22,951,715
                                                                          -------------
---------------------------------------------------------------------
-----------------
COLLATERALIZED MORTGAGE OBLIGATIONS (3.0%)
----------------------------------------------------------------------------------
-----------------
            Asset Securitization Corp.:
             Series 1995-MD4, Class A1
             7.10%, 8/13/29                        N/R            1,231       1,229,425
             Series 1996-D3, Class A1B
             7.21%, 10/13/26                       Aaa              600         612,750
             Series 1996-MD6, Class A6
             7.108%, 11/13/26                     Baa2              420         424,855
            Chase Commercial
             Mortgage Securities Corp.
             Series 1996-2, Class A2
             6.90%, 9/19/06                        N/R              550         556,188
            Drexel, Burnham & Lambert
             Trust REMIC-PAC,
             Series S, Class 2
             9.00%, 8/1/18                         Aaa            5,426       5,468,458
            Merrill Lynch Mortgage
             Investors, Inc.
             Series 1996-C2,
             Class A2
             6.82%, 11/21/28                       N/R              310         310,629
---------------------------------------------------------------------
-----------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $7,451,223)                                                           8,602,305
                                                                          -------------
---------------------------------------------------------------------
-----------------
ASSET BACKED OBLIGATIONS (4.1%)
            Capita Equipment Receivables
             Trust, Series 1996-1, Class
             A3
             6.11%, 7/15/99                        Aaa            1,250       1,251,952
            Green Tree Financial Corp.
             Manufactured Housing
             Installment Sale Contracts:
             Series 1995-4, Class A3
             6.30%, 7/15/25                        Aaa              350         349,780
             Series 1995-7 Class A2
             6.15%, 11/15/26                       Aaa            1,450       1,451,349
             Series 1995-7, Class A3
             6.35%, 11/15/26                       Aaa            1,300       1,296,844
             Series 1993-4, Class B1
             7.20%, 1/15/19                       Baa3            2,000       1,969,360
            Household Affinity Credit Card
             Master Trust I,
             Series 1993-3, Class B
             4.95%, 3/15/99                         A2            2,500       2,499,200
         (9) Merrill Lynch Home Equity
             Acceptance Trust,
             Series 1994-A, Class A-2
             6.125%, 7/17/22                        A3            1,574       1,574,077
            Nationscredit Grantor Trust,
             Retail Installment Sale
             Contracts
             Series 1996-1, Class A
             5.85%, 9/15/11                        Aaa            1,081       1,063,154
                                                                          -------------
                                              Moody's         Face
                                              Ratings        Amount           Value
                                            (Unaudited)       (000)        (Note A-1)
----------------------------------------------------------------------------------
-----------------
TOTAL ASSET BACKED OBLIGATIONS
  (Cost $12,816,300)                                                      $  11,455,716
                                                                          -------------
----------------------------------------------------------------------------------
-----------------

                                                             Shares
---------------------------------------------------------------------
-----------------
COMMON STOCKS (0.8%)
----------------------------------------------------------------------------------
-----------------
BROADCASTING (0.0%)
      (1)(3) Pegasus Media &
             Communications, Inc.
             Class B                                                 25           8,125
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
CONSUMER PRODUCTS & SERVICES (0.0%)
      (1)(5) Applause Enterprises, Inc.
             (acquired 11/8/91, cost
             $144,400)                                            3,800          11,400
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
ENTERTAINMENT (0.6%)
         (1) Gillett Holdings, Inc.                              42,500       1,615,000
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
FINANCIAL SERVICES (0.0%)
   (1)(5)(7) Westfed Holdings Inc. Class B
            (acquired 9/20/88, cost $383)                        12,670               0
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
FOOD & BEVERAGE (0.0%)
         (1) Specialty Foods Acquisition
             Corp.                                               30,000             600
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
INDUSTRIAL GOODS & MATERIALS (0.1%)
   (1)(5)(7) CIC I Acquisition Corp.
            (acquired 10/18/89, cost
             $1,076,715)                                          2,944         200,192
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
PAPER & FOREST PRODUCTS (0.0%)
      (1)(3) Mail-Well, Inc.                                      7,102         113,632
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
RESTAURANTS, HOTELS & GAMING (0.1%)
         (1) Capital Gaming International,
             Inc.                                                 6,667             167
         (1) Casino America Inc.                                 14,947          44,841
         (1) Colorado Gaming &
             Entertainment, Co.                                  26,465          79,395
      (1)(3) Motels of America, Inc.                                500          35,000
                                                                          -------------
            GROUP TOTAL                                                         159,403
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
RETAIL (0.0%)
         (1) Barry's Jewelers, Inc.                              64,521         145,172
      (1)(5) Jewel Recovery L.P.
             (acquired 7/30/93, cost $0)                         49,559               0
                                                                          -------------
            GROUP TOTAL                                                         145,172
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
TELECOMMUNICATIONS (0.0%)
      (1)(3) Pagemart Nationwide, Inc.                            7,000          50,750
                                                                          -------------
---------------------------------------------------------------------
-----------------
TOTAL COMMON STOCKS
  (Cost $2,973,838)                                                           2,304,274
                                                                          -------------
----------------------------------------------------------------------------------
-----------------

    The accompanying notes are an integral part of the financial statements.

                                                                              Value
                                                             Shares        (Note A-1)
----------------------------------------------------------------------------------
-----------------
PREFERRED STOCKS (2.1%)
----------------------------------------------------------------------------------
-----------------
AEROSPACE/DEFENSE (0.5%)
         (1) GPA Group plc
             7% Second Preference Cum.
             Conv.                                            2,875,000   $   1,259,250
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
CONSUMER PRODUCTS & SERVICES (0.1%)
            Renaissance Cosmetics, Inc.:
         (3) Units                                                  300         312,000
         (3) 14% Sr. Redeemable, Series B                            10          10,400
                                                                          -------------
            GROUP TOTAL                                                         322,400
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
ENERGY (0.1%)
      (1)(7) Consolidated Hydro, Inc.
             13.50% Series H, Conv.                               3,000         300,000
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
FINANCIAL SERVICES (0.7%)
            Chevy Chase Bank, F.S.B.
             10.375% Series A, Conv.                             40,000       2,030,000
   (1)(5)(7) WestFed Holdings, Inc.
             Cum. Class A
             (acquired 9/20/88-6/18/93,
             cost $3,611,992)                                    42,759          42,759
                                                                          -------------
            GROUP TOTAL                                                       2,072,759
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
PAPER & FOREST PRODUCTS (0.3%)
         (1) SD Warren Co.
             14% Exchangeable                                    21,459         783,254
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
PUBLISHING & INFORMATION SERVICES (0.2%)
            K-III Communications Corp. 10%
             Exchangeable, Series D                               5,000         450,000
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
RESTAURANTS, HOTELS & GAMING (0.2%)
         (1) Lady Luck Gaming Corp.
             Series A                                            20,000         640,000
                                                                          -------------
---------------------------------------------------------------------
-----------------
TOTAL PREFERRED STOCKS
  (Cost $10,141,843)                                                          5,827,663
                                                                          -------------
---------------------------------------------------------------------
-----------------
RIGHTS (0.0%)
----------------------------------------------------------------------------------
-----------------
      (1)(3) Terex Corp.
             expiring 5/15/02 (cost $0)                           6,000          12,000
                                                                          -------------
---------------------------------------------------------------------
-----------------
WARRANTS (0.4%)
----------------------------------------------------------------------------------
-----------------
      (1)(3) American Communications
             Services, Inc.
             expiring 11/1/05                                     2,000         180,000
         (1) American Telecasting, Inc.
             expiring 6/23/99                                       525             262
      (1)(3) Boomtown, Inc.
             expiring 11/1/98                                       500              30
                                                                              Value
                                                             Shares        (Note A-1)
----------------------------------------------------------------------------------
-----------------
         (1) CHC Helicopter Corp.
             expiring 12/15/00                                    6,000   $       3,000
      (1)(3) Capital Gaming International,
             Inc.
             expiring 2/1/99                                      5,687               6
         (1) Casino America, Inc.
             expiring 5/03/01                                     2,646           2,646
   (1)(3)(7) Consolidated Hydro, Inc.
             expiring 12/31/03                                    5,400               0
         (1) County Seat Stores, Inc.
             expiring 10/15/98                                    1,520              15
      (1)(3) Crown Packaging Holdings Ltd.
             expiring 11/1/03                                     2,000             250
         (1) Dairy Mart Conveniences
             Stores, Inc.
             expiring 5/13/98                                    11,665          29,163
      (1)(3) Elsinore Corp.
             expiring 10/8/98                                    79,941               0
         (1) General Media Inc.
             expiring 12/22/00                                      500             500
         (1) General Media Inc.
             expiring 12/31/00                                      625             625
      (1)(3) Great American Cookie Co.
             expiring 1/30/00                                       225           2,250
      (1)(3) Hemmeter Enterprises, Inc.
             expiring 12/15/99                                    9,000               0
      (1)(3) Hyperion
             Telecommunications, Inc.
             expiring 4/15/01                                     1,750          35,000
         (1) IHF Capital, Inc.
             expiring 11/14/99                                      500           5,000
      (1)(3) In-Flight Phone Corp.
             expiring 8/31/02                                     1,000               0
      (1)(3) IntelCom Group, Inc.
             expiring 9/01/05                                     2,145          30,030
         (1) Nextel Communications, Inc.
             expiring 4/25/99                                       750               7
         (1) Petro Shopping Centers L.P.
             expiring 6/1/97                                        500          25,000
      (1)(3) Purity Supreme
             expiring 8/1/97                                      5,198               0
      (1)(3) Renaissance Cosmetics, Inc.
             expiring 8/31/06                                     3,000         150,000
      (1)(3) SD Warren Co.
             expiring 12/15/06                                   12,000          61,800
         (1) Sheffield Steel Corp.
             expiring 11/1/01                                     6,250          18,750
         (1) Spanish Broadcasting Systems
             expiring 6/29/99                                     1,500         300,000
         (1) United International Holdings
             expiring 11/15/99                                    2,950          59,000
      (1)(3) Wright Medical Technology
             expiring 6/30/03                                       618          80,294
                                                                          -------------
---------------------------------------------------------------------
-----------------
TOTAL WARRANTS
  (Cost $401,721)                                                               983,628
                                                                          -------------
----------------------------------------------------------------------------------
-----------------


    The accompanying notes are an integral part of the financial statements.

                                              Moody's         Face
                                              Ratings        Amount           Value
                                            (Unaudited)       (00)         (Note A-1)
----------------------------------------------------------------------------------
-----------------
SHORT TERM INVESTMENTS (5.1%)
----------------------------------------------------------------------------------
-----------------
FEDERAL HOME LOAN BANK DISCOUNT NOTE (5.1%)
            0.00%, 1/2/97 (cost
             $14,197,633)                          N/R    $      14,200   $  14,197,633
                                                                          -------------
---------------------------------------------------------------------
-----------------
TOTAL INVESTMENTS (100.3%)
  (Cost $286,437,630)                                                       281,393,659
                                                                          -------------
----------------------------------------------------------------------------------
-----------------

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.3%)
                                                                              (760,073)
                                                                          -------------
---------------------------------------------------------------------
-----------------
NET ASSETS (100%)
            Applicable to 34,545,937 issued and outstanding $.001 par
             value shares (authorized 100,000,000 shares)                 $ 280,633,586
                                                                          -------------
                                                                          -------------
----------------------------------------------------------------------------------
-----------------
N/R--Not Rated.
PAC--Planned Amortization Class.
REMIC--Real Estate Mortgage Investment Conduit.
STRIPS--Separate Trading of Registered Interest and Principal Securities.
TBA--To Be Announced. Security is subject to delayed delivery.
 (1)  Non-income producing security.
 (2)  Defaulted security.
 (3)  144A Security. Certain conditions for public sale may exist.
 (4)  Payment in kind bond. Market value includes accrued interest.
 (5)   Restricted as to private and  public resale. Total cost of restricted securities at December  31, 1996  aggregated $4,833,490.  Total market  value of  restricted securities owned at December 31, 1996 was $254,351 or 0.09% of net assets.
 (6)   All or a portion of this security was pledged as collateral for delayed delivery securities.
 (7)  Securities for which  market quotations are not  readily available are valued  at fair value as determined in good faith by the Board of Directors.
 (8)  Step Bond--Coupon rate is low or zero for an initial period and then increases to a  higher  coupon  rate  thereafter.  Maturity  date  disclosed  is  the ultimate maturity.
 (9)   Floating Rate--The  interest rate  changes  on these  instruments based  upon  a designated base rate. The rates shown are those in effect at December 31, 1996.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES                           December 31,
                                                                      1996
--------------------------------------------------------------------------
ASSETS:
    Investments at Value (Cost $286,437,630) (Note A-1).....  $281,393,659
    Cash....................................................         5,906
    Interest Receivable (Note A-4)..........................     4,402,177
    Receivable for Investments Sold.........................       269,250
    Dividend Receivable (Note A-4)..........................        16,715
    Other Assets............................................        12,252
--------------------------------------------------------------------------
        Total Assets........................................   286,099,959
--------------------------------------------------------------------------
LIABILITIES:
    Payables:
      Investments Purchased.................................     4,762,228
      Investment Advisory Fees (Note B).....................       324,804
      Shareholders' Reports.................................        75,987
      Professional Fees.....................................        48,593
      Shareholder Servicing Fees............................        31,880
      Administrative Fees (Note C)..........................        28,461
      Custodian Fees........................................        11,396
      Directors' Fees.......................................           200
    Other Liabilities.......................................       182,824
--------------------------------------------------------------------------
        Total Liabilities...................................     5,466,373
--------------------------------------------------------------------------
NET ASSETS..................................................  $280,633,586
                                                              ------------
                                                              ------------
NET ASSETS CONSIST OF:
    Capital Shares at $.001 Par Value.......................       $34,546
    Capital Paid in Excess of Par Value.....................   294,155,673
    Undistributed Net Investment Income.....................     2,882,156
    Accumulated Net Realized Loss...........................   (11,394,818)
    Unrealized Depreciation on Investments..................    (5,043,971)
                                                              ------------
NET ASSETS APPLICABLE TO 34,545,937 ISSUED AND OUTSTANDING
  SHARES (AUTHORIZED 100,000,000 SHARES)....................  $280,633,586
                                                              ------------
                                                              ------------
NET ASSET VALUE PER SHARE...................................         $8.12
--------------------------------------------------------------------------
--------------------------------------------------------------------------

STATEMENT OF OPERATIONS                                         Year Ended
                                                              December 31,
                                                                      1996
--------------------------------------------------------------------------
INVESTMENT INCOME:
    Interest (Note A-4).....................................   $22,324,219
    Dividends (Note A-4)....................................        58,076
--------------------------------------------------------------------------
      Total Income..........................................    22,382,295
--------------------------------------------------------------------------
EXPENSES:
    Investment Advisory Fees (Note B).......................     1,100,825
    Administrative Fees (Note C)............................       276,830
    Shareholders' Reports...................................       167,588
    Shareholder Servicing Fees..............................       156,349
    Professional Fees.......................................        71,951
    Custodian Fees..........................................        61,340
    Directors' Fees and Expenses............................        39,101
    Other...................................................       209,279
--------------------------------------------------------------------------
      Total Expenses........................................     2,083,263
--------------------------------------------------------------------------
    Expense Offset (Note A-4)...............................       (15,580)
--------------------------------------------------------------------------
      Net Expenses..........................................     2,067,683
--------------------------------------------------------------------------
        Net Investment Income...............................    20,314,612
--------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS............................     1,381,989
--------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/ DEPRECIATION ON
  INVESTMENTS...............................................     2,288,346
--------------------------------------------------------------------------
Net Realized Gain and Change in Unrealized
  Appreciation/Depreciation.................................     3,670,335
--------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations........   $23,984,947
--------------------------------------------------------------------------
--------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                              Year Ended         Year Ended
                                                                                       December 31, 1996  December 31, 1995
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net Investment Income............................................................       $ 20,314,612       $ 20,963,543
    Net Realized Gain (Loss) on Investments..........................................          1,381,989           (841,746)
    Change in Unrealized Appreciation/Depreciation on Investments....................          2,288,346         12,472,856
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................................         23,984,947         32,594,653
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
    Net Investment Income............................................................        (23,166,099)       (18,532,879)
---------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
    Common Stock Issued through Rights Offering (10,160,570 shares)..................         69,923,776                 --
    Offering Costs...................................................................           (550,000)                --
---------------------------------------------------------------------------------------------------------------------------
      Net Increase in Net Assets Resulting from Capital Share Transactions...........         69,373,776                 --
---------------------------------------------------------------------------------------------------------------------------
      Total Increase in Net Assets...................................................         70,192,624         14,061,774
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
    Beginning of Year................................................................        210,440,962        196,379,188
---------------------------------------------------------------------------------------------------------------------------
    End of Year (Including undistributed net investment income of $2,882,156 and
     $5,506,988, respectively).......................................................       $280,633,586       $210,440,962
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                       Year Ended December 31,
                                                    -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                          1996   1995Section         1994        1993        1992
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR................     $  8.63       $  8.05      $  9.00     $  8.42     $  8.28
-----------------------------------------------------------------------------------------------------------------
Offering Costs....................................       (0.02)           --           --          --          --
-----------------------------------------------------------------------------------------------------------------
Investment Activities:
    Net Investment Income.........................        0.75          0.86         0.83        0.91        0.89
    Net Realized and Unrealized Gain (Loss) on
     Investments..................................        0.18          0.48        (1.06)       0.57        0.08
-----------------------------------------------------------------------------------------------------------------
      Total from Investment Activities............        0.93          1.34        (0.23)       1.48        0.97
-----------------------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income.........................       (0.90)        (0.76)       (0.72)      (0.90)      (0.83)
-----------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to Shares Issued
 through Rights Offering..........................       (0.52)           --           --          --          --
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR......................     $  8.12       $  8.63      $  8.05     $  9.00     $  8.42
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF YEAR...............     $  7.63       $  7.88      $  7.00     $  8.50     $  8.38
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
    Net Asset Value (1)...........................       10.59%+       17.41%       (2.67)%     18.47%      11.95%
    Market Value..................................       10.05%+       24.34%       (9.48)%     12.46%      12.09%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
    Net Assets, End of Year (Thousands)...........    $280,634      $210,441     $196,379    $219,355    $203,846
-----------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets Including
 Expense Offsets..................................        0.94%         0.92%        0.83%       0.88%       0.86%
Ratio of Expenses to Average Net Assets...........        0.95%           --           --          --          --
Ratio of Net Investment Income to Average Net
 Assets...........................................        9.23%        10.22%        9.75%      10.34%      10.38%
Portfolio Turnover Rate...........................        81.0%         44.1%        70.6%      117.5%      115.2%
-----------------------------------------------------------------------------------------------------------------

 Section BEA  Associates replaced CS  First Boston Investment  Management as the
         Fund's investment adviser effective June 13, 1995.
 + Adjusted for Rights Offering.
(1) Total investment return based on per share net asset value reflects the effects of change in net asset value on the performance of the Fund during each period, and assumes dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

    Note: Current period permanent book-tax differences, if any, are not included in the calculation of net investment income per share.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
------------

BEA Income Fund, Inc. (the "Fund"), was incorporated on February 11, 1987 and is registered as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund's investment objective is to seek current income through investments primarily in debt securities.

A. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

1. SECURITY VALUATION: Market values for fixed income securities are valued at the latest quoted bid price in the over-the-counter market. However, fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Other securities listed on an exchange are valued at the latest quoted sales prices on the day of valuation or if there was no sale on such day, the last bid price quoted on such day. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Securities for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors. Such securities have a value of $542,951 (or 0.19% of net assets) at December 31, 1996. In determining fair value, consideration is given to cost, operating and other financial data.

  The Fund may invest up to 10% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). These securities are valued pursuant to the valuation procedures noted above.

2. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Interest income is recognized on the accrual basis. Discounts on securities purchased are amortized according to the effective yield method over their respective lives. Discount or premium on mortgage backed securities is recognized upon receipt of principal payments on the underlying mortgage pools. Dividend income is recorded on the ex-dividend date.

  Custodian fees for the Fund have been increased to include expense offsets for custodian balance credits.

5. DELAYED DELIVERY COMMITMENTS: The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

6. DIVIDENDS AND DISTRIBUTIONS: The Fund pays dividends of net investment income monthly and makes distributions at least annually of any net capital gains in excess of applicable capital losses, including capital loss carryforward. Dividends and distributions are recorded on the ex-dividend date.

  Income distributions and capital gains distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. These differences are principally due to timing of the recognition of defaulted bond interest.

  Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), undistributed net realized gain (loss) and paid in capital.

B. BEA Associates (the "Adviser") provides investment advisory services to the Fund under the terms of an Advisory Agreement. Under the Advisory Agreement, the Adviser is paid a fee, computed weekly and payable quarterly at an annual rate of .50% of average weekly net assets.

C. The Chase Manhattan Bank ("Chase"), through its affiliate Chase Global Funds Services Company ("CGFSC" or the "Administrator"), provides administrative services to the Fund under the terms of an Administration Agreement. Under the Agreement, the Administrator is paid a fee, computed weekly and payable monthly, at an annual rate of .15% of the Fund's first $100 million of average weekly net assets, .10% of the Fund's next $300 million of average weekly net assets and
 .05% of the Fund's average weekly net assets in excess of $400 million.

Chase provides custodial services to the Fund. Under the Custody Agreement, Chase is paid a fee, computed weekly and payable monthly, at an annual rate of
 .03% of the Fund's first $50 million of average weekly net assets, .02% of the Fund's next $50 million of average weekly net assets and .01% of the Fund's average weekly net assets in excess of $100 million.

CGFSC provides transfer agent services to the Fund. Under the Transfer Agent Agreement, CGFSC is paid a fee based on the number of accounts in the Fund per year. In addition, the Fund is charged certain out-of-pocket expenses by CGFSC.

D. During the year ended December 31, 1996, the Fund made purchases of $191,910,086 and sales of $144,542,582 of investment securities other than U.S. Government securities and short term investments. During the year ended December 31, 1996, purchases and sales of U.S. Government securities were $50,499,112 and $40,248,162, respectively. At December 31, 1996, the cost of investments for Federal income tax purposes was $286,453,396. Accordingly, net unrealized depreciation for Federal income tax purposes aggregated $5,059,737, of which $9,954,537 related to appreciated securities and $15,014,274 related to depreciated securities.

At December 31, 1996 the Fund had a capital loss carryforward of $11,235,467 available to offset future capital gains of which $4,225,267, $882,969, $3,865,851 and $2,261,380 will expire on December 31, 1998, 1999, 2000 and 2003, respectively. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1996 to December 31, 1996 the Fund incurred and elected to defer until January 1, 1997 for U.S. Federal income tax purposes net losses of approximately $143,584.

E. At December 31, 1996, 65.44% of the Fund's net assets comprised high yield fixed income securities. The financial condition of the issuers of the securities and general economic conditions may affect the issuers' ability to make payments of income and principal, as well as the market value of the securities. Such investments may also be less liquid and more volatile than investments in higher rated fixed income securities.

F. The Fund's Board of Directors has approved a share repurchase program authorizing the Fund from time to time to make open-market purchases on the New York Stock Exchange of up to 10 percent of the Fund's shares outstanding as of December 11, 1990. There were no repurchases of shares during the year ended December 31, 1996.

G. The Fund issued to its shareholders of record as of the close of business on September 27, 1996 non-transferable Rights to subscribe for up to an aggregate of 10,160,570 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held at the subscription price of $7.15 per share. During October 1996, the Fund issued a total of 10,160,570 shares of Common Stock on exercize of such Rights. Rights' offering costs of $550,000 were charged directly against the proceeds of the Offering.

REPORT OF INDEPENDENT ACCOUNTANTS
------

To the Shareholders and Board of Directors of BEA Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BEA Income Fund, Inc. ("The Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 3, 1997

            SUMMARY OF QUARTERLY RESULTS OF OPERATIONS (UNAUDITED):

                                                               AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS
                                                                             THREE MONTHS ENDED
                                           --------------------------------------------------------------------------------------
                                              MARCH 31, 1996        JUNE 30, 1996       SEPTEMBER 30, 1996    DECEMBER 31, 1996
                                           --------------------  --------------------  --------------------  --------------------
Investment Income........................  $   5,283  $    0.22  $   5,408  $    0.22  $   5,922  $    0.24  $   5,769  $    0.15
Net Investment Income....................      4,771       0.20      4,924       0.20      5,445       0.22      5,175       0.13
Net Realized Gain (Loss) and Change in
 Unrealized Appreciation/Depreciation on
 Investments.............................      1,294       0.05       (648)     (0.03)     1,811       0.08      1,213       0.08
Net Increase in Net Assets Resulting from
 Operations..............................      6,065       0.25      4,276       0.17      7,256       0.30      6,388       0.21


                                              MARCH 31, 1995        JUNE 30, 1995       SEPTEMBER 30, 1995    DECEMBER 31, 1995
                                           --------------------  --------------------  --------------------  --------------------
Investment Income........................  $   5,429  $    0.22  $   6,009  $    0.25  $   5,703  $    0.23  $   5,712  $    0.23
Net Investment Income....................      4,969       0.20      5,582       0.23      5,205       0.21      5,208       0.22
Net Realized Gain/Loss and Change in
 Unrealized Appreciation/Depreciation on
 Investments.............................      5,992       0.25      4,955       0.20        343       0.02        341       0.01
Net Increase in Net Assets Resulting from
 Operations..............................     10,961       0.45     10,537       0.43      5,548       0.23      5,549       0.23

                   SUPPLEMENTAL PROXY INFORMATION (UNAUDITED)

The Annual Meeting of the Stockholders of the BEA Income Fund, Inc. was held on Thursday, May 16, 1996 at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York City. The following is a summary of each proposal presented and the total number of shares voted:

                                                          VOTES IN       VOTES        VOTES
PROPOSAL                                                  FAVOR OF      AGAINST     ABSTAINED
-------------------------------------------------------  -----------  -----------  -----------
1.        To elect the following four Directors:
          Messrs. Daniel H. Sigg, Enrique R. Arzac,
          Lawrence J. Fox and James S. Pasman Jr.         21,112,564     241,634       --

2.        To ratify the selection of Price Waterhouse
          LLP as independent public accountants of the
          Fund until the next annual meeting.             21,059,305      95,476      199,417

                  FEDERAL INCOME TAX INFORMATION (UNAUDITED):

For the year ended December 31, 1996, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 0.28%.

DESCRIPTION OF DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN
-----------------

    Pursuant to the BEA Income Fund, Inc.'s (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder may elect to have all dividends and distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by The Chase Manhattan Bank, as the plan agent (the "Plan Agent"). Shareholders who do not make this election will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who wish to have dividends and distributions automatically reinvested should notify the Plan Agent for the Fund at Dividend Reinvestment Department -- Retail, 4 New York Plaza, New York, NY 10004. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.
    Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain foreign issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.
    The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of the Fund valued at the lower of market price or net asset value as determined at the time of purchase (generally on the payable date of the dividend) as set forth below. Whenever market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at a price equal to net asset value but not less than 95% of the then current market price of the Fund shares. The Fund will not issue shares under the Plan below net asset value. If net asset value determined as at the time of purchase exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash (i.e., if the Board of Directors should preclude reinvestment at net asset value), the Agent will, as agent for the participants, endeavor to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, on behalf of all participants, and will allocate to you your pro rata portion based on the average price paid (including brokerage commissions) for all shares purchased. Shares acquired on behalf of participants in the open market will be purchased at the prevailing market price. Fractions of a share allocated to you will be computed to four decimal places. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.
    For all purposes of the Plan: (a) the market price of the Fund's common stock on a dividend payment date shall be the last sale price on the New York Stock Exchange on that date, or, if there is no such sale, then the mean between the closing bid and asked quotations for such stock, and (b) net asset value per share of the Fund's commons stock on a particular date shall be as determined by or on behalf of the Fund.
    Participants in the Plan have the option of making additional cash payments to the Plan Agent, monthly, in any amount from $100 to $3,000, for investment in the Fund's common stock. Shareholders should be aware that cash contributions will be used to purchase shares of the Fund in the open market regardless of whether such shares are selling above, at or below the net asset value of the Fund. As a result, shareholders may be purchasing shares at a market price that reflects a premium to the Fund's net asset value.
    Cash contributions should be in the form of a check or money order and made payable in U.S. dollars and directed to The Chase Manhattan Bank, Dividend Reinvestment Department -- Retail, 4 New York Plaza, New York, NY 10004. Deliveries to any other address do not constitute valid delivery.
    A detachable form for use in making voluntary cash payments will be attached to each Dividend Reinvestment Plan statement you receive. The same amount of money need not be sent each month and there is no obligation to make an optional cash payment each month.
    Payments received by the Agent will be used to purchase stock under the Plan. Prior to such purchase of stock by the Agent, no interest will be paid on such funds sent to the Agent. Therefore, voluntary cash payments should be sent to reach the Agent shortly (but at least five business days) before the dividend payment date. Voluntary cash payments received after the five business day deadline will be invested by the Agent on the next succeeding dividend payment date. Dividend payment dates are expected to be the 15th (or next business day) of each month.
    You may obtain a refund of any voluntary cash payment if a request for such a refund is received in writing by the Agent not less than 48 hours before the next succeeding dividend payment.
    There is no charge to participants for reinvesting dividends or capital gains distributions. The Agent's fees for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends, capital gains distributions, or voluntary cash payments.
    Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing stock for all participants in blocks and pro rating the lower commissions thus attainable.
    The receipt of dividends and distributions in stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends and distributions.
    While the Fund presently intends to continue the Plan indefinitely, experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders of the Fund at least 30 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent by at least 30 days' written notice to all shareholders of the Fund.
    Any notices, questions or other correspondence regarding the Plan should be addressed to The Chase Manhattan Bank, Customer Service Department, 4 New York Plaza, New York, NY 10004. Be sure to include a reference to BEA Income Fund, Inc. or you may call (800) 428-8890.